MERRILL LYNCH
CONNECTICUT
MUNICIPAL
BOND FUND



[FUND LOGO]
STRATEGIC
         Performance



Semi-Annual Report

January 31, 1998



This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.



Merrill Lynch Connecticut
Municipal Bond Fund
Merrill Lynch Multi-State
Municipal Series Trust
Box 9011
Princeton, NJ
08543-9011                                            #18138 -- 1/98



[RECYCLE LOGO]
Printed on post-consumer recycled paper



Merrill Lynch Connecticut Municipal Bond Fund       January 31, 1998

TO OUR SHAREHOLDERS

The Municipal Market Environment
During the six months ended January 31, 1998, long-term bond yields declined to recent historic lows. Prior to late October, the ongoing positive combination of moderate economic growth and low inflation had allowed interest rates to gradually move lower. During the last three months, however, the decline in interest rates was driven more by the continued turmoil in Asian equity markets than by fundamental concerns. A significant "flight to quality" has benefited the US Treasury bond market, particularly longer-maturity US Treasury bonds, as foreign investors have sought safe haven in the relative stability of US financial markets. Over the six months ended January 31, 1998, US Treasury bond yields declined approximately 50 basis points (0.50%) to 5.81%.

Without the ability to benefit from the tax advantage inherent in municipal bonds, foreign investors have not participated in the tax-exempt market. Consequently, municipal bond yields have not declined dramatically as have taxable US Treasury securities. Long-term municipal revenue bond yields, as measured by the Bond Buyer Revenue Index, declined only 15 basis points to end the six-month period ended January 31, 1998 at 5.33%. Nevertheless, tax-exempt bond yields have not reached these levels since the mid-1970s.

The increase in new municipal bond issuance over the past six months has also prevented the tax-exempt bond market from more closely mirroring the yield declines exhibited by its taxable counterpart. During the last six months, over $120 billion in new long-term municipal bonds were underwritten, an increase of over 30% compared to the same six-month period one year ago. As interest rates have continued to decline in recent months, new tax-exempt bond issuance has remained strong. Over $60 million in new long-term municipal securities were issued during the last three months, an increase of over 20% compared to the same three-month period ended January 31, 1997. During the past month, over $16 billion in new long-term municipal securities were underwritten, representing an increase of over 40% compared to the January 1997 level.

In our opinion, the recent correction in world equity markets has enhanced the near-term prospects for continued low, if not declining, interest rates in the United States. It is likely that the recent correction will result in slower US domestic growth in the coming months. This decline should be generated in part by reduced US export growth. Additionally, some decline in consumer spending can also be expected because of reduced consumer confidence. Perhaps more importantly, it is likely that, barring a dramatic and unexpected resurgence in domestic growth, the Federal Reserve Board will be unwilling to raise interest rates until the full impact of the equity market's corrections can be established.

All of these factors suggest that over the near term, interest rates, including tax-exempt bond yields, are unlikely to rise by any appreciable amount. It is probable that municipal bond yields will remain under some relative pressure because of continued strong new-issue supply. However, the recent pace of municipal bond issuance is likely to be unsustainable. Continued increases in bond issuance will require lower and lower tax-exempt bond yields to generate the economic savings necessary for additional municipal bond refinancings. Preliminary estimates of 1998 total municipal bond issuance are presently in the $195 billion -- $220 billion range. These estimates suggest that recent supply pressures are likely to abate somewhat next year, or at least exert only minimal technical pressure during 1998. Additionally, municipal bond investors received approximately $23 billion in January coupon payments, bond maturities and proceeds from early redemptions, which should serve to intensify investor demand in the near future. With tax-exempt bond yields at already attractive yield ratios relative to US Treasury bonds (approximately 90% at the end of December 1997), any further pressure on the municipal market may well represent an attractive investment opportunity.

Portfolio Strategy
We adopted a slightly defensive investment strategy going into the second half of 1997. We believed that economic growth would resurge and that the Federal Reserve Board would have to raise interest rates in order to keep inflation under control. However, in late October 1997, the Asian equity market turmoil created an increased demand for securities in the US Treasury bond market. In response to the Asian financial crisis and the continued low domestic inflationary environment, we shifted Merrill Lynch Connecticut Municipal Bond Fund toward a more aggressive strategy by early November 1997.

During the six months ended January 31, 1998, new issuance was just over $2.4 billion in the Connecticut tax-exempt bond market. This represented an increase of approximately 30% compared to the same period a year ago. Additionally, the majority of new issuance in Connecticut was dominated by intermediate-term maturity issues with lesser call protection, which would not enhance the Fund's overall structure.

Looking ahead, we expect to maintain the Fund's fully invested position. We believe that interest rates will remain in a narrow trading range. We plan to use periods of higher interest rates to structure the portfolio more aggressively. However, an anticipated lack of new issuance in Connecticut may curtail our ability to execute this strategy.

In Conclusion
We appreciate your ongoing interest in Merrill Lynch Connecticut
Municipal Bond Fund, and we look forward to serving your investment needs in the months and years to come.

Sincerely,

/S/ARTHUR ZEIKEL
Arthur Zeikel
President

/S/VINCENT R. GIORDANO
Vincent R. Giordano
Senior Vice President

/S/ROBERT D. SNEEDEN
Robert D. Sneeden
Vice President and Portfolio Manager

March 5, 1998

We are pleased to announce that Robert D. Sneeden is responsible for the day-to-day management of Merrill Lynch Connecticut Municipal Bond Fund. Mr. Sneeden has been employed by Merrill Lynch Asset Management, L.P. (an affiliate of the Fund's investment adviser) since 1994 as Portfolio Manager. Prior thereto, he was vice president with Lehman Brothers from 1990 to 1994.



PERFORMANCE DATA

About Fund Performance

Investors are able to purchase shares of the Fund through the Merrill Lynch Select PricingSM System, which offers four pricing alternatives:

[bullet] Class A Shares incur a maximum initial sales charge (front-end load) of 4% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

[bullet] Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.25% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 10 years. (There is no initial sales charge for automatic share conversions.)

[bullet] Class C Shares are subject to a distribution fee of 0.35% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

[bullet] Class D Shares incur a maximum initial sales charge of 4% and an account maintenance fee of 0.10% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Figures shown in the "Average Annual Total Return" tables as well as the total returns and cumulative total returns in the "Performance Summary" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.





Recent Performance Results

                                                                                               12 Month        3 Month
                                                 1/31/98        10/31/97        1/31/97        % Change        % Change

Class A Shares*                                  $10.84          $10.66         $10.39          +4.33%          +1.69%
Class B Shares*                                   10.84           10.66          10.38          +4.43           +1.69
Class C Shares*                                   10.85           10.67          10.39          +4.43           +1.69
Class D Shares*                                   10.84           10.66          10.39          +4.33           +1.69
Class A Shares -- Total Return*                                                                 +9.73(1)        +2.93(2)
Class B Shares -- Total Return*                                                                 +9.28(3)        +2.80(4)
Class C Shares -- Total Return*                                                                 +9.17(5)        +2.77(6)
Class D Shares -- Total Return*                                                                 +9.62(7)        +2.90(8)
Class A Shares -- Standardized 30-day Yield        4.17%
Class B Shares -- Standardized 30-day Yield        3.83%
Class C Shares -- Standardized 30-day Yield        3.73%
Class D Shares -- Standardized 30-day Yield        4.07%

 *  Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included.
(1) Percent change includes reinvestment of $0.534 per share ordinary income dividends.
(2) Percent change includes reinvestment of $0.131 per share ordinary income dividends.
(3) Percent change includes reinvestment of $0.480 per share ordinary income dividends.
(4) Percent change includes reinvestment of $0.117 per share ordinary income dividends.
(5) Percent change includes reinvestment of $0.470 per share ordinary income dividends.
(6) Percent change includes reinvestment of $0.115 per share ordinary income dividends.
(7) Percent change includes reinvestment of $0.523 per share ordinary income dividends.
(8) Percent change includes reinvestment of $0.128 per share ordinary income dividends.






Performance Summary -- Class A Shares

                              Net Asset Value               Capital Gains
Period Covered          Beginning         Ending             Distributed          Dividends Paid*          % Change**

7/1/94 -- 12/31/94       $10.00           $9.62                  --                   $0.297                - 0.84%
1995                       9.62           10.64                  --                    0.600                +17.25
1996                      10.64           10.45                  --                    0.574                + 3.79
1997                      10.45           10.78                  --                    0.538                + 8.57
1/1/98 -- 1/31/98         10.78           10.84                  --                    0.036                + 0.97
                                                                                Total $2.045
                                                                    Cumulative total return as of 1/31/98:  +32.29%**

 * Figures may include short-term capital gains distributions.
** Figures do not include sales charge; results would be lower if sales charge was included.






Performance Summary -- Class B Shares

                              Net Asset Value               Capital Gains
Period Covered          Beginning         Ending             Distributed          Dividends Paid*          % Change**

7/1/94 -- 12/31/94       $10.00           $9.62                  --                   $0.271                - 1.10%
1995                       9.62           10.64                  --                    0.549                +16.67
1996                      10.64           10.44                  --                    0.521                + 3.17
1997                      10.44           10.78                  --                    0.485                + 8.13
1/1/98 -- 1/31/98         10.78           10.84                  --                    0.032                + 0.92
                                                                                Total $1.858
                                                                    Cumulative total return as of 1/31/98:  +29.91%**

 * Figures may include short-term capital gains distributions.
** Figures do not reflect deduction of any sales charge; results would be lower if sales charge was deducted.






Performance Summary -- Class C Shares

                              Net Asset Value               Capital Gains
Period Covered          Beginning         Ending             Distributed          Dividends Paid*          % Change**

10/21/94 -- 12/31/94     $9.82            $9.62                  --                   $0.107                - 0.93%
1995                      9.62            10.65                  --                    0.539                +16.66
1996                     10.65            10.45                  --                    0.511                + 3.07
1997                     10.45            10.79                  --                    0.475                + 8.02
1/1/98 -- 1/31/98        10.79            10.85                  --                    0.031                + 0.91
                                                                                Total $1.663
                                                                    Cumulative total return as of 1/31/98:  +29.84%**

 * Figures may include short-term capital gains distributions.
** Figures do not reflect deduction of any sales charge; results would be lower if sales charge was deducted.






Performance Summary -- Class D Shares

                              Net Asset Value               Capital Gains
Period Covered          Beginning         Ending             Distributed          Dividends Paid*          % Change**

10/21/94 -- 12/31/94     $9.82            $9.62                  --                   $0.117                - 0.83%
1995                      9.62            10.64                  --                    0.590                +17.14
1996                     10.64            10.45                  --                    0.564                + 3.69
1997                     10.45            10.79                  --                    0.528                + 8.56
1/1/98 -- 1/31/98        10.79            10.84                  --                    0.035                + 0.86
                                                                                Total $1.834
                                                                    Cumulative total return as of 1/31/98:  +31.90%**

 * Figures may include short-term capital gains distributions.
** Figures do not include sales charge; results would be lower if sales charge was included.




Average Annual Total Return

                              % Return Without        % Return With
                                Sales Charge          Sales Charge**
Class A Shares*
Year Ended 12/31/97                +8.57%                +4.23%
Inception (7/1/94)
through 12/31/97                   +8.02                 +6.77

 * Maximum sales charge is 4%.
** Assuming maximum sales charge.


                                 % Return               % Return
                               Without CDSC            With CDSC**
Class B Shares*
Year Ended 12/31/97                +8.13%                +4.13%
Inception (7/1/94)
through 12/31/97                   +7.48                 +7.24

 * Maximum contingent deferred sales charge is 4% and is reduced to 0% after 4 years.
** Assuming payment of applicable contingent deferred sales charge.



                                 % Return               % Return
                               Without CDSC            With CDSC**
Class C Shares*
Year Ended 12/31/97                +8.02%                +7.02%
Inception (10/21/94)
through 12/31/97                   +8.21                 +8.21

 * Maximum contingent deferred sales charge is 1% and is reduced to 0% after 1 year.
** Assuming payment of applicable contingent deferred sales charge.


                              % Return Without        % Return With
                                Sales Charge          Sales Charge**
Class D Shares*
Year Ended 12/31/97                +8.56%                +4.22%
Inception (10/21/94)
through 12/31/97                   +8.76                 +7.38

 * Maximum sales charge is 4%.
** Assuming maximum sales charge.





Merrill Lynch Connecticut Municipal Bond Fund                                                                January 31, 1998

SCHEDULE OF INVESTMENTS                                                                                         (in Thousands)

S&P       Moody's     Face                                                                                           Value
Ratings   Ratings    Amount                         Issue                                                          (Note 1a)


Connecticut -- 96.7%
                             Ansonia, Connecticut, GO, UT (c):
AAA       Aaa       $1,075   5% due 10/15/2016                                                                       $1,078
AAA       Aaa        1,075   5% due 10/15/2017                                                                        1,072
AAA       Aaa        1,000   Connecticut State Clean Water Fund Revenue Bonds, 5.80% due 6/01/2016                    1,081
AAA       Aaa        1,000   Connecticut State Development Authority, Governmental Lease Revenue Bonds, 6.60%
                             due 6/15/2014 (b)                                                                        1,131
NR*       VMIG1+     2,500   Connecticut State Development Authority, Health Care Revenue Bonds (Independent
                             Living Project), VRDN, 3.20% due 7/01/2015 (a)                                           2,500
A1+       VMIG1+       300   Connecticut State Development Authority, PCR, Refunding (Connecticut Light & Power
                             Co. Project), VRDN, AMT, Series B, 3.40% due 9/01/2028 (a)                                 300
AA-       A1         2,000   Connecticut State Development Authority Revenue Bonds (General Fund), Series A,
                             6.375% due 10/15/2024                                                                    2,235
AAA       Aaa        1,500   Connecticut State Development Authority, Solid Waste Disposal Facilities Revenue
                             Bonds (Pfizer Inc. Project), AMT, 7% due 7/01/2025                                       1,753
                             Connecticut State Development Authority, Water Facility Revenue Bonds (Bridgeport
                             Hydraulic Co. Project):
A+        NR*        1,250   AMT, 6.15% due 4/01/2035                                                                 1,351
A+        NR*        3,000   AMT, 6% due 9/01/2036                                                                    3,173
AAA       Aaa        1,000   Refunding, Series A, 6.05% due 3/01/2029 (b)                                             1,093
AAA       Aaa        1,890   Refunding, Series B, 5.50% due 6/01/2028 (b)                                             1,943
AA-       Aa3        1,000   Connecticut State, GO, Series A, 5.50% due 5/15/2014                                     1,060
AA-       Aa3        4,000   Connecticut State, GO, UT, Series C, 5.25% due 8/01/2017                                 4,097
                             Connecticut State, HFA, Revenue Bonds (Housing Mortgage Finance Program):
AA        Aa2          995   AMT, Series A, Sub-Series A-2, 6.20% due 11/15/2022                                      1,055
AA        Aa           910   AMT, Series A, Sub-Series A-2, 6.50% due 5/15/2027                                         969
AA        Aa3        1,000   AMT, Series B, Sub-Series B-2, 5.70% due 5/15/2017                                       1,025
AA        Aa2          235   AMT, Series D, Sub-Series D-2, 6.90% due 5/15/2020                                         251
AA        Aa2        2,110   Series B, 6.75% due 11/15/2023                                                           2,259
AAA       Aaa        2,110   Series B, 6.75% due 11/15/2023 (b)                                                       2,267
AA        Aa         1,200   Series C-1, 6.30% due 11/15/2017                                                         1,290
                             Connecticut State Health and Educational Facilities Authority Revenue Bonds:
AAA       Aaa        1,000   (Bridgeport Hospital), Series A, 6.625% due 7/01/2018 (b)                                1,099
AAA       Aaa        1,500   (Masonicare), Series A, 5% due 7/01/2020 (e)                                             1,474
AAA       Aaa        1,400   (Newington Children's Hospital), Series A, 6.30% due 7/01/2021 (b)                       1,552
AA-       A1         2,000   (Nursing Home Program - AHF/Hartford), 7.125% due 11/01/2024                             2,316
BBB       Baa2       1,000   Refunding (Hospital for Special Care), Series B, 5.375% due 7/01/2017                      998
NR*       Aaa        1,000   Refunding (Middlesex Hospital), Series H, 5.125% due 7/01/2027 (b)                         992
BBB-      Baa3       1,000   Refunding (Sacred Heart University), Series C, 6.625% due 7/01/2026                      1,093
AAA       Aaa          900   Refunding (Trinity College), Series D, 6.125% due 7/01/2024 (c)                            991
AAA       Aaa        1,000   Refunding (Yale - New Haven Hospital), Series H, 5.70% due 7/01/2025 (b)                 1,062
BBB-      Baa3       1,000   (Sacred Heart University), Series D, 6.20% due 7/01/2027                                 1,057
BBB-      NR*        1,000   (University of New Haven), Series D, 6.625% due 7/01/2016                                1,088
AAA       Aaa        1,000   (Yale - New Haven Hospital), Series G, 6.50% due 7/01/2012 (b)                           1,094
NR*       A1           720   Connecticut State Higher Education, Supplemental Loan Authority Revenue Bonds
                             (Family Education Loan Program), AMT, Series A, 6.40% due 11/15/2014                       781
NR*       NR*        1,000   Connecticut State Regional Learning Educational Service Center Revenue Bonds
                             (Office/Education Center Facility), 7.75% due 2/01/2015                                  1,144
AAA       Aaa        1,000   Connecticut State Resource Recovery Authority, Revenue Refunding Bonds
                             (Mid-Connecticut System), Series A, 5.50% due 11/15/2012 (b)                             1,059
AAA       Aaa        2,380   Connecticut State Special Tax Obligation Revenue Bonds (Transportation
                             Infrastructure), Series A, 5% due 11/01/2015 (d)                                         2,384
AAA       Aaa        1,000   East Haven, Connecticut, GO, UT, 5.50% due 9/01/2014 (c)                                 1,043
AAA       Aaa          500   Hartford, Connecticut, GO, UT, 5.75% due 10/01/2015 (c)                                    538

Puerto Rico -- 5.5%
AA        Aa3        1,000   Puerto Rico Industrial, Medical and Environmental Pollution Control Facilities,
                             Financing Authority Revenue Bonds (Motorola Inc. Project), Series A, 6.75% due
                             1/01/2014                                                                                1,107
A         Baa1       2,000   Puerto Rico Public Buildings Authority Revenue Bonds (GTO Government
                             Facilities), Series B, 5.25% due 7/01/2021                                               2,010
                                                                                                                  ---------
Total Investments (Cost -- $53,709) -- 102.2%                                                                        57,865

Liabilities in Excess of Other Assets -- (2.2%)                                                                      (1,229)
                                                                                                                  ---------
Net Assets -- 100.0%                                                                                                $56,636
                                                                                                                  =========

(a) The interest rate is subject to change periodically based upon prevailing market rates.
    The interest rate shown is the rate in effect at January 31, 1998.
(b) MBIA Insured.
(c) FGIC Insured.
(d) FSA Insured.
(e) AMBAC Insured.
 *  Not Rated.
 +  Highest short-term rating by Moody's Investors Service, Inc.


PORTFOLIO ABBREVIATIONS

To simplify the listings of Merrill Lynch Connecticut Municipal Bond
Fund's portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list at right.

AMT   Alternative Minimum Tax (subject to)
GO    General Obligation Bonds
HFA   Housing Finance Agency
PCR   Pollution Control Revenue Bonds
UT    Unlimited Tax
VRDN  Variable Rate Demand Notes

See Notes to Financial Statements.






FINANCIAL INFORMATION

Statement of Assets and Liabilities as of January 31, 1998

Assets:               Investments, at value (identified cost -- $53,708,550)(Note 1a)                            $57,864,965
                      Receivables:
                      Interest                                                                  $764,066
                      Beneficial interest sold                                                   154,471             918,537
                                                                                           -------------
                      Deferred organization expenses (Note 1e)                                                        14,004
                      Prepaid registration fees and other assets (Note 1e)                                             5,193
                                                                                                               -------------
                      Total assets                                                                                58,802,699
                                                                                                               -------------

Liabilities:          Payables:
                      Securities purchased                                                     2,004,042
                      Dividends to shareholders (Note 1f)                                         40,798
                      Investment adviser (Note 2)                                                 20,671
                      Distributor (Note 2)                                                        19,394
                      Beneficial interest redeemed                                                18,867           2,103,772
                                                                                           -------------
                      Accrued expenses and other liabilities                                                          63,138
                                                                                                               -------------
                      Total liabilities                                                                            2,166,910
                                                                                                               -------------

Net Assets:           Net assets                                                                                 $56,635,789
                                                                                                               =============

Net Assets            Class A Shares of beneficial interest, $.10 par value, unlimited
Consist of:           number of shares authorized                                                                    $78,121
                      Class B Shares of beneficial interest, $.10 par value, unlimited
                      number of shares authorized                                                                    369,592
                      Class C Shares of beneficial interest, $.10 par value, unlimited
                      number of shares authorized                                                                     39,829
                      Class D Shares of beneficial interest, $.10 par value, unlimited
                      number of shares authorized                                                                     34,839
                      Paid-in capital in excess of par                                                            52,431,325
                      Accumulated realized capital losses on investments -- net (Note 5)                            (474,332)
                      Unrealized appreciation on investments -- net                                                4,156,415
                                                                                                               -------------
                      Net assets                                                                                 $56,635,789
                                                                                                               =============

Net Asset Value:      Class A -- Based on net assets of $8,469,571 and 781,211 shares of
                      beneficial interest outstanding                                                                 $10.84
                                                                                                               =============
                      Class B -- Based on net assets of $40,067,951 and 3,695,920 shares of
                      beneficial interest outstanding                                                                 $10.84
                                                                                                               =============
                      Class C -- Based on net assets of $4,320,617 and 398,294 shares of
                      beneficial interest outstanding                                                                 $10.85
                                                                                                               =============
                      Class D -- Based on net assets of $3,777,650 and 348,389 shares of
                      beneficial interest outstanding                                                                 $10.84
                                                                                                               =============

                      See Notes to Financial Statements.






Statement of Operations
                                                                                                  For the Six Months Ended
                                                                                                      January 31, 1998

Investment Income      Interest and amortization of premium and discount earned                                 $1,514,346
(Note 1d):

Expenses:              Investment advisory fees (Note 2)                                        $147,777
                       Account maintenance and distribution fees -- Class B (Note 2)              94,584
                       Professional fees                                                          28,548
                       Accounting services (Note 2)                                               18,363
                       Printing and shareholder reports                                           16,233
                       Account maintenance and distribution fees -- Class C (Note 2)              11,063
                       Transfer agent fees -- Class B (Note 2)                                     6,970
                       Registration fees (Note 1e)                                                 6,763
                       Amortization of organization expenses (Note 1e)                             3,714
                       Pricing fees                                                                2,949
                       Account maintenance fees -- Class D (Note 2)                                1,812
                       Trustees' fees and expenses                                                 1,432
                       Custodian fees                                                              1,409
                       Transfer agent fees -- Class A (Note 2)                                     1,309
                       Transfer agent fees -- Class C (Note 2)                                       660
                       Transfer agent fees -- Class D (Note 2)                                       552
                       Other                                                                       1,719
                                                                                              ----------
                       Total expenses before reimbursement                                       345,857
                       Reimbursement of expenses (Note 2)                                        (41,129)
                                                                                              ----------
                       Total expenses after reimbursement                                                          304,728
                                                                                                                ----------
                       Investment income -- net                                                                  1,209,618
                                                                                                                ----------

Realized &             Realized gain on investments -- net                                                         403,254
Unrealized Gain on     Change in unrealized appreciation on investments -- net                                     458,048
Investments -- Net                                                                                              ----------
(Notes 1b, 1d & 3):    Net Increase in Net Assets Resulting from Operations                                     $2,070,920
                                                                                                                ==========

                       See Notes to Financial Statements.






Statements of Changes in Net Assets
                                                                                               For the Six       For the
                                                                                              Months Ended      Year Ended
                                                                                               January 31,       July 31,
Increase (Decrease) in Net Assets:                                                                1998             1997

Operations:            Investment income -- net                                                $1,209,618       $2,310,943
                       Realized gain on investments -- net                                        403,254          193,542
                       Change in unrealized appreciation on investments -- net                    458,048        1,539,167
                                                                                            -------------    -------------
                       Net increase in net assets resulting from operations                     2,070,920        4,043,652
                                                                                            -------------    -------------

Dividends to           Investment income -- net:
Shareholders           Class A                                                                   (210,869)        (431,014)
(Note 1f):             Class B                                                                   (832,412)      (1,640,570)
                       Class C                                                                    (79,220)         (84,261)
                       Class D                                                                    (87,117)        (155,098)
                                                                                            -------------    -------------
                       Net decrease in net assets resulting from dividends to shareholders     (1,209,618)      (2,310,943)
                                                                                            -------------    -------------

Beneficial Interest    Net increase in net assets derived from beneficial interest
Transactions           transactions                                                             6,375,585        4,232,008
(Note 4):                                                                                   -------------    -------------

Net Assets:            Total increase in net assets                                             7,236,887        5,964,717
                       Beginning of period                                                     49,398,902       43,434,185
                                                                                            -------------    -------------
                       End of period                                                          $56,635,789      $49,398,902
                                                                                            =============    =============

                       See Notes to Financial Statements.






Financial Highlights
                                                                                              Class A
                                                                   For the                                          For the
                                                                     Six                                             Period
                                                                    Months                                           July 1,
The following per share data and ratios have been derived           Ended                                           1994+ to
from information provided in the financial statements.             Jan. 31,         For the Year Ended July 31,      July 31,
                                                                     1998          1997         1996        1995       1994
Increase (Decrease) in Net Asset Value:

Per Share            Net asset value, beginning of period          $10.68        $10.29       $10.23      $10.22      $10.00
Operating                                                       ---------     ---------    ---------   ---------   ---------
Performance:         Investment income -- net                         .27           .56          .58         .60         .05
                     Realized and unrealized gain on
                     investments -- net                               .16           .39          .06         .01         .22
                                                                ---------     ---------    ---------   ---------   ---------
                     Total from investment operations                 .43           .95          .64         .61         .27
                                                                ---------     ---------    ---------   ---------   ---------
                     Less dividends and distributions:
                     Investment income -- net                        (.27)         (.56)        (.58)       (.60)       (.05)
                     Realized gain on investments -- net               --            --           --          --++        --
                                                                ---------     ---------    ---------   ---------   ---------
                     Total dividends and distributions               (.27)         (.56)        (.58)       (.60)       (.05)
                                                                ---------     ---------    ---------   ---------   ---------
                     Net asset value, end of period                $10.84        $10.68       $10.29      $10.23      $10.22
                                                                =========     =========    =========   =========   =========

Total Investment     Based on net asset value per share              4.05%++++     9.51%        6.37%       6.30%       2.68%++++
Return:**                                                       =========     =========    =========   =========   =========

Ratios to Average    Expenses, net of reimbursement                   .73%*         .52%         .34%        .07%        .00%*
Net Assets:                                                     =========     =========    =========   =========   =========
                     Expenses                                         .88%*         .92%         .98%       1.19%       1.54%*
                                                                =========     =========    =========   =========   =========
                     Investment income -- net                        4.91%*        5.38%        5.58%       6.02%       5.48%*
                                                                =========     =========    =========   =========   =========

Supplemental         Net assets, end of period (in thousands)      $8,469        $8,380       $7,589      $7,979      $6,557
Data:                                                           =========     =========    =========   =========   =========
                     Portfolio turnover                             16.14%        32.46%       57.58%      60.99%       3.07%
                                                                =========     =========    =========   =========   =========

                   * Annualized.
                  ** Total investment returns exclude the effects of sales loads.
                   + Commencement of operations.
                  ++ Amount is less than $.01 per share.
                ++++ Aggregate total investment return.

                     See Notes to Financial Statements.






                                                                                              Class B
                                                                   For the                                          For the
                                                                     Six                                             Period
                                                                    Months                                           July 1,
The following per share data and ratios have been derived           Ended                                           1994+ to
from information provided in the financial statements.             Jan. 31,         For the Year Ended July 31,      July 31,
                                                                     1998          1997         1996        1995       1994
Increase (Decrease) in Net Asset Value:

Per Share            Net asset value, beginning of period          $10.68        $10.29       $10.23      $10.22      $10.00
Operating                                                       ---------     ---------    ---------   ---------   ---------
Performance:         Investment income -- net                         .24           .51          .53         .55         .04
                     Realized and unrealized gain on
                     investments -- net                               .16           .39          .06         .01         .22
                                                                ---------     ---------    ---------   ---------   ---------
                     Total from investment operations                 .40           .90          .59         .56         .26
                                                                ---------     ---------    ---------   ---------   ---------
                     Less dividends and distributions:
                     Investment income -- net                        (.24)         (.51)        (.53)       (.55)       (.04)
                     Realized gain on investments -- net               --            --           --          --++        --
                                                                ---------     ---------    ---------   ---------   ---------
                     Total dividends and distributions               (.24)         (.51)        (.53)       (.55)       (.04)
                                                                ---------     ---------    ---------   ---------   ---------
                     Net asset value, end of period                $10.84        $10.68       $10.29      $10.23      $10.22
                                                                =========     =========    =========   =========   =========

Total Investment     Based on net asset value per share              3.78%++++     8.96%        5.82%       5.77%       2.64%++++
Return:**                                                       =========     =========    =========   =========   =========

Ratios to Average    Expenses, net of reimbursement                  1.24%*        1.02%         .85%        .58%        .50%*
Net Assets:                                                     =========     =========    =========   =========   =========
                     Expenses                                        1.39%*        1.43%        1.49%       1.70%       2.04%*
                                                                =========     =========    =========   =========   =========
                     Investment income -- net                        4.40%*        4.87%        5.07%       5.51%       5.00%*
                                                                =========     =========    =========   =========   =========

Supplemental         Net assets, end of period (in thousands)     $40,068       $35,563      $31,359     $30,265     $16,889
Data:                                                           =========     =========    =========   =========   =========
                     Portfolio turnover                             16.14%        32.46%       57.58%      60.99%       3.07%
                                                                =========     =========    =========   =========   =========

                   * Annualized.
                  ** Total investment returns exclude the effects of sales loads.
                   + Commencement of operations.
                  ++ Amount is less than $.01 per share.
                ++++ Aggregate total investment return.

                     See Notes to Financial Statements.






                                                                                                  Class C
                                                                            For the                                  For the
                                                                              Six                                    Period
                                                                             Months                                  Oct. 21,
The following per share data and ratios have been derived                    Ended              For the Year        1994+ to
from information provided in the financial statements.                      Jan. 31,           Ended July 31,        July 31,
                                                                              1998          1997           1996       1995
Increase (Decrease) in Net Asset Value:

Per Share            Net asset value, beginning of period                   $10.69        $10.30         $10.24       $9.82
Operating                                                                ---------     ---------      ---------   ---------
Performance:         Investment income -- net                                  .23           .50            .52         .42
                     Realized and unrealized gain on investments
                     -- net                                                    .16           .39            .06         .42
                                                                         ---------     ---------      ---------   ---------
                     Total from investment operations                          .39           .89            .58         .84
                                                                         ---------     ---------      ---------   ---------
                     Less dividends and distributions:
                     Investment income -- net                                 (.23)         (.50)          (.52)       (.42)
                     Realized gain on investments -- net                        --            --             --          --++
                                                                         ---------     ---------      ---------   ---------
                     Total dividends and distributions                        (.23)         (.50)          (.52)       (.42)
                                                                         ---------     ---------      ---------   ---------
                     Net asset value, end of period                         $10.85        $10.69         $10.30      $10.24
                                                                         =========     =========      =========   =========

Total Investment     Based on net asset value per share                       3.73%++++     8.84%          5.72%       8.79%++++
Return:**                                                                =========     =========      =========   =========

Ratios to Average    Expenses, net of reimbursement                           1.34%*        1.12%           .95%        .74%*
Net Assets:                                                              =========     =========      =========   =========
                     Expenses                                                 1.49%*        1.53%          1.58%       1.77%*
                                                                         =========     =========      =========   =========
                     Investment income -- net                                 4.30%*        4.77%          4.96%       5.43%*
                                                                         =========     =========      =========   =========

Supplemental         Net assets, end of period (in thousands)               $4,321        $2,016         $1,829        $820
Data:                                                                    =========     =========      =========   =========
                     Portfolio turnover                                      16.14%        32.46%         57.58%      60.99%
                                                                         =========     =========      =========   =========

                   * Annualized.
                  ** Total investment returns exclude the effects of sales loads.
                   + Commencement of operations.
                  ++ Amount is less than $.01 per share.
                ++++ Aggregate total investment return.

                     See Notes to Financial Statements.






                                                                                                  Class D
                                                                            For the                                 For the
                                                                              Six                                   Period
                                                                             Months                                 Oct. 21,
The following per share data and ratios have been derived                    Ended              For the Year       1994+ to
from information provided in the financial statements.                      Jan. 31,           Ended July 31,       July 31,
                                                                              1998          1997           1996       1995
Increase (Decrease) in Net Asset Value:

Per Share            Net asset value, beginning of period                   $10.68        $10.29         $10.23       $9.82
Operating                                                                ---------     ---------      ---------   ---------
Performance:         Investment income -- net                                  .26           .55            .57         .46
                     Realized and unrealized gain on investments -- net        .16           .39            .06         .41
                                                                         ---------     ---------      ---------   ---------
                     Total from investment operations                          .42           .94            .63         .87
                                                                         ---------     ---------      ---------   ---------
                     Less dividends and distributions:
                     Investment income -- net                                 (.26)         (.55)          (.57)       (.46)
                     Realized gain on investments -- net                        --            --             --          --++
                                                                         ---------     ---------      ---------   ---------
                     Total dividends and distributions                        (.26)         (.55)          (.57)       (.46)
                                                                         ---------     ---------      ---------   ---------
                     Net asset value, end of period                         $10.84        $10.68         $10.29      $10.23
                                                                         =========     =========      =========   =========

Total Investment     Based on net asset value per share                       4.00%++++     9.40%          6.26%       9.10%++++
Return:**                                                                =========     =========      =========   =========

Ratios to Average    Expenses, net of reimbursement                            .83%*         .62%           .44%        .22%*
Net Assets:                                                              =========     =========      =========   =========
                     Expenses                                                  .98%*        1.03%          1.07%       1.27%*
                                                                         =========     =========      =========   =========
                     Investment income -- net                                 4.81%*        5.27%          5.46%       5.96%*
                                                                         =========     =========      =========   =========

Supplemental         Net assets, end of period (in thousands)               $3,778        $3,440         $2,657      $1,067
Data:                                                                    =========     =========      =========   =========
                     Portfolio turnover                                      16.14%        32.46%         57.58%      60.99%
                                                                         =========     =========      =========   =========

                   * Annualized.
                  ** Total investment returns exclude the effects of sales loads.
                   + Commencement of operations.
                  ++ Amount is less than $.01 per share.
                ++++ Aggregate total investment return.

                     See Notes to Financial Statements.




Merrill Lynch Connecticut Municipal Bond Fund        January 31, 1998

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:
Merrill Lynch Connecticut Municipal Bond Fund (the "Fund") is part of Merrill Lynch Multi-State Municipal Series Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. These unaudited financial statements reflect all adjustments which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature. The Fund offers four classes of shares under the Merrill Lynch Select Pricing SM System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments -- Municipal bonds and other portfolio securities in which the Fund invests are traded primarily in the over-the-counter municipal bond and money markets and are valued at the last available bid price in the over-the-counter market or on the basis of yield equivalents as obtained from one or more dealers that make markets in the securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their settlement prices as of the close of such exchanges. Short-term investments with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Trust, including valuations furnished by a pricing service retained by the Trust, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Trust under the general supervision of the Trustees.

(b) Derivative financial instruments -- The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

[bullet] Financial futures contracts -- The Fund may purchase or sell interest rate futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(c) Income taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income -- Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis.

Discounts and market premiums are amortized into interest income.
Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Deferred organization expenses and prepaid registration fees -- Deferred organization expenses are charged to expense on a straight-line basis over a five-year period. Prepaid registration fees are charged to expense as the related shares are issued.

(f) Dividends and distributions -- Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with Merrill Lynch Funds Distributor, Inc. ("MLFD" or "Distributor"), a wholly-owned subsidiary of Merrill Lynch Group, Inc.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee based upon the average daily value of the Fund's net assets at the following annual rates: 0.55% of the Fund's average daily net assets not exceeding $500 million; 0.525% of average daily net assets in excess of $500 million but not exceeding $1 billion; and 0.50% of average daily net assets in excess of $1 billion. For the six months ended January 31, 1998, FAM earned fees of $147,777, of which $41,129 was voluntarily waived.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

                              Account
                            Maintenance           Distribution
                                Fee                   Fee

Class B                        0.25%                 0.25%
Class C                        0.25%                 0.35%
Class D                        0.10%                   --

Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Inc. ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the six months ended January 31, 1998, MLFD earned underwriting discounts and direct commissions and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class D Shares as follows:

                               MLFD                  MLPF&S

Class A                         $52                    $600
Class D                        $345                  $3,951

For the six months ended January 31, 1998, MLPF&S received contingent deferred sales charges of $17,764 relating to transactions in Class B Shares.

Merrill Lynch Financial Data Services, Inc. ("MLFDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or trustees of the Fund are officers and/or directors of FAM, PSI, MLFDS, MLFD, and/or ML & Co.

3. Investments:
Purchases and sales of investments, excluding short-term securities, for the six months ended January 31, 1998 were $16,744,219 and $8,291,956, respectively.

Net realized and unrealized gains as of January 31, 1998 were as follows:

                             Realized             Unrealized
                              Gains                 Gains

Long-term investments        $403,254             $4,156,415
                          -----------            -----------
Total                        $403,254             $4,156,415
                          ===========            ===========

As of January 31, 1998, net unrealized appreciation for Federal income tax purposes aggregated $4,156,415, all of which related to appreciated securities. The aggregate cost of investments at January 31, 1998 for Federal income tax purposes was $53,708,550.

4. Beneficial Interest Transactions:
Net increase in net assets derived from beneficial interest transactions was $6,375,585 and $4,232,008, for the six months ended January 31, 1998 and for the year ended July 31, 1997, respectively.

Transactions in shares of beneficial interest for each class were as follows:

Class A Shares for the Six                            Dollar
Months Ended January 31, 1998           Shares        Amount

Shares sold                             79,366       $845,752
Shares issued to shareholders
in reinvestment of dividends            14,375        153,323
                                    ----------     ----------
Total issued                            93,741        999,075
Shares redeemed                        (97,090)    (1,037,822)
                                    ----------     ----------
Net decrease                            (3,349)      $(38,747)
                                    ==========     ==========

Class A Shares for the Year                           Dollar
Ended July 31, 1997                    Shares         Amount

Shares sold                            145,306     $1,511,588
Shares issued to shareholders
in reinvestment of dividends            29,191        303,354
                                    ----------     ----------
Total issued                           174,497      1,814,942
Shares redeemed                       (127,276)    (1,317,412)
                                    ----------     ----------
Net increase                            47,221       $497,530
                                    ==========     ==========

Class B Shares for the Six                            Dollar
Months Ended January 31, 1998          Shares         Amount

Shares sold                            516,121     $5,512,755
Shares issued to shareholders
in reinvestment of dividends            41,563        443,545
                                    ----------     ----------
Total issued                           557,684      5,956,300
Automatic conversion
of shares                               (1,195)       (13,053)
Shares redeemed                       (190,402)    (2,033,785)
                                    ----------     ----------
Net increase                           366,087     $3,909,462
                                    ==========     ==========

Class B Shares for the Year                           Dollar
Ended July 31, 1997                    Shares         Amount

Shares sold                            760,389     $7,912,969
Shares issued to shareholders
in reinvestment of dividends            80,253        833,981
                                    ----------     ----------
Total issued                           840,642      8,746,950
Automatic conversion
of shares                               (2,744)       (28,597)
Shares redeemed                       (555,174)    (5,772,686)
                                    ----------     ----------
Net increase                           282,724     $2,945,667
                                    ==========     ==========

Class C Shares for the Six                            Dollar
Months Ended January 31, 1998          Shares         Amount

Shares sold                            209,923     $2,224,772
Shares issued to shareholders
in reinvestment of dividends             4,501         48,158
                                    ----------     ----------
Total issued                           214,424      2,272,930
Shares redeemed                         (4,750)       (50,407)
                                    ----------     ----------
Net increase                           209,674     $2,222,523
                                    ==========     ==========

Class C Shares for the Year                           Dollar
Ended July 31, 1997                    Shares         Amount

Shares sold                            131,493     $1,374,027
Shares issued to shareholders
in reinvestment of dividends             4,205         43,716
                                    ----------     ----------
Total issued                           135,698      1,417,743
Shares redeemed                       (124,759)    (1,293,944)
                                    ----------     ----------
Net increase                            10,939       $123,799
                                    ==========     ==========

Class D Shares for the Six                            Dollar
Months Ended January 31, 1998          Shares         Amount

Shares sold                             31,704       $339,023
Automatic conversion
of shares                                1,195         13,053
Shares issued to shareholders
in reinvestment of dividends             2,879         30,719
                                    ----------     ----------
Total issued                            35,778        382,795
Shares redeemed                         (9,455)      (100,448)
                                    ----------     ----------
Net increase                            26,323       $282,347
                                    ==========     ==========

Class D Shares for the Year                           Dollar
Ended July 31, 1997                    Shares         Amount

Shares sold                             92,661       $963,530
Automatic conversion
of shares                                2,743         28,597
Shares issued to shareholders
in reinvestment of dividends             5,456         56,735
                                    ----------     ----------
Total issued                           100,860      1,048,862
Shares redeemed                        (36,948)      (383,850)
                                    ----------     ----------
Net increase                            63,912       $665,012
                                    ==========     ==========

5. Capital Loss Carryforward:
At July 31, 1997, the Fund a net capital loss carryforward of approximately $668,000, of which $62,000 expires in 2003, $394,000 expires in 2004 and $212,000 expires in 2005. This amount will be available to offset like amounts of any future taxable gains.



OFFICERS AND TRUSTEES

Arthur Zeikel, President and Trustee
James H. Bodurtha, Trustee
Herbert I. London, Trustee
Robert R. Martin, Trustee
Joseph L. May, Trustee
Andre F. Perold, Trustee
Terry K. Glenn, Executive Vice President
Vincent R. Giordano, Senior Vice President
Donald C. Burke, Vice President
Kenneth A. Jacob, Vice President
Robert D. Sneeden, Vice President
Gerald M. Richard, Treasurer
Robert E. Putney, III, Secretary

Custodian
State Street Bank and Trust Company
P.O. Box 351
Boston, MA 02101

Transfer Agent
Merrill Lynch Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863